UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 1, 2003

Moore-Handley, Inc.
(Exact name of registrant as specified in its charter)

Delaware _________________________ (State or other jurisdiction of incorporation)	0-14324 _________________________ (Commission File Number)	63-0819773 ________________________ (I.R.S. Employer Identification No.)

Moore Handley, Inc.
3140 Pelham Parkway
Pelham, Alabama 35124
(Address of principal executive offices)
(Zip Code)

(205) 663-8011
(Registrant's telephone number, including area code)

ITEM 7. EXHIBITS.

(c) Exhibits.

Exhibit 99.1 Release, dated May 1, 2003, reporting operating results for the quarter ended March 31, 2003

ITEM 9. Results of Operations and Financial Condition furnished under Item 12 of Regulation S-K

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Release, dated May 1, 2003, reporting operating results for the quarter ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  Moore-Handley, Inc
  (Registrant)

  By: /s/Gary C. Mercer
  Name: Gary C. Mercer
  Title: Chief Financial Officer

  Date: May 1, 2003

  Exhibit Index

  Exhibit Number Description

  99.1                     Release, dated May 1, 2003, reporting operating results for the quarter ended March 31, 2003